UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 16, 2005
Date of Report (Date of earliest event reported)

NeoRx Corporation

(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-16614 (Commission File No.)	91-1261311 (IRS Employer Identification No.)

300 Elliott Avenue West, Suite 500, Seattle, Washington 98119
(Address of principal executive offices) (Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.                                          Results of Operations and Financial Condition.

                    On March 16, 2005, NeoRx Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004.  The full text of the press release is set forth in Exhibit 99.1 attached hereto.  The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

                    The information in this Item 2.02 and attached as Exhibit 99.1 to this Current Report on Form 8-K will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into any filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Section 5 — Corporate Governance and Management

Item 5.03.                                          Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 16, 2005, the Board of Directors of NeoRx amended and restated the Company’s Articles of Incorporation (the “Articles”).  The purpose the amendment and restatement is to integrate all existing operative provisions of the Articles and amend certain obsolete provisions of the Articles by:  (i) updating Article VII to reflect the current name and address of the registered agent of the Company; (ii) deleting the names and addresses of the initial directors so named in Article VIII(B); (iii) deleting the Designation of Rights and Preferences of Series 2 Convertible Preferred Stock; (iv) deleting the Designation of Rights and Preferences of Series 3 Convertible Preferred Stock; and (v) deleting the Designation of Rights and Preferences of Series 4 Convertible Preferred Stock.  No shareholder vote was required for this amendment and restatement under Washington law.  The form of the Amended and Restated Articles is attached to this Current Report on Form 8-K as Exhibit 99.2.

Section 8 — Other Events

Item 8.01.                                          Other Events.

On March 16, 2005, the Company filed with the Commission a notification on Form 12b-25 extending the filing date for submission of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.  Such submission is based on the Company’s inability, as a result of the factors described in the Form 12b-25, to file its Form 10-K within the prescribed time period without unreasonable effort or expense.  The Company expects to file its Form 10-K by March 31, 2005.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits.

                                                                (c)           Exhibits.

                                Exhibit 99.1-           Press Release dated March 16, 2005

                                Exhibit 99.2-           Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoRx Corporation

Dated: March 18, 2005	By:	/s/Susan D. Berland
Name: Susan D. Berland
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 16, 2005
99.2	Amended and Restated Articles of Incorporation